UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2014

LPATH, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-35706	16-1630142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4025 Sorrento Valley Blvd.

San Diego, California 92121

 (Address of principal executive offices) (Zip Code)

(858) 678-0800

Registrant’s telephone number, including area code

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                   Submission to a Vote of Security Holders

The Company held its annual meeting of stockholders on June 27, 2014 (the “Annual Meeting”).  The Company filed its definitive proxy statement for the proposals voted upon at the annual meeting with the Securities and Exchange Commission on May 9, 2014 (the “Proxy Statement”).

At the close of business on April 30, 2014, the record date of the Annual Meeting, the Company had 15,568,423 shares of common stock issued and outstanding. The holders of a total of 13,648,898 shares of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a majority of the issued and outstanding shares on the record date of the Annual Meeting.

The following items of business were voted upon by stockholders at the annual meeting:

1.              All nominees for election to the Company’s Board of Directors named in the Proxy Statement were elected, each to a one-year term. The number of votes cast for and against, and the number of abstentions and broker non-votes for each nominee were as follows:

	Total Votes for Each Director	Total Votes Withheld from Each Director	Total Votes Abstained from Each Director

Daniel H. Petree	7,416,097	634,569	25,081
Scott R. Pancoast	7,412,857	638,070	24,820
Jeffrey A. Ferrell	7,417,812	633,554	24,581
Daniel L. Kisner, M.D.	7,427,791	632,304	15,652
Charles A. Mathews	7,316,558	743,537	15,652
Donald R. Swortwood	7,290,858	769,637	15,252

There were 5,573,151 broker non-votes with respect to each of the nominees.

2.              The appointment of Moss Adams, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, was ratified by the indicated votes (there were no broker non-votes on this proposal):

For	Against	Abstain	Broker Non-votes
13,473,140	155,946	19,812	N/A

3.              The stockholders approved a non-binding advisory vote on the compensation of the Company’s named executive officers. The number of votes cast for and against, and the number of abstentions and broker non-votes were as follows:

For	Against	Abstain	Broker Non-votes
7,885,681	170,445	19,621	5,573,151

4.              The stockholders approved the reincorporation of the Company from the State of Nevada to the State of Delaware.  The number of votes cast for and against, and the number of abstentions and broker non-votes were as follows:

For	Against	Abstain	Broker Non-votes
7,995,512	64,291	15,944	5,573,151

The Company intends to effect the reincorporation of the Company from the State of Nevada to the State of Delaware as soon as reasonably practical.  No other items were presented for stockholder approval at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPATH, INC.

Dated: June 30, 2014	By:	/s/ Gary J.G. Atkinson
		Name:	Gary J.G. Atkinson
		Title:	Senior Vice President, Chief Financial Officer and Secretary